MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED MARCH 20, 2014 TO PROSPECTUS DATED JULY 31, 2013

The following replaces the information under “FUND MANAGEMENT — Legal Proceedings” beginning on page 46 of the Prospectus:

In December 2007, the Multi-Manager Mid Cap Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, based on fraudulent transfer claims, seeking to recover, or clawback, proceeds received by shareholders, including the Fund, in the December 2007 merger.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Action”), was initiated on October 22, 2010 and is now pending in the U.S. Bankruptcy court for the Southern District of New York. The Creditor Action asserts causes of action for intentional and constructive fraudulent transfer under state law. On January 14, 2014, the U.S. Bankruptcy Court issued a decision and order dismissing (a) the intentional fraudulent transfer claim as to all defendants (without prejudice), (b) the constructive fraudulent claim as to all conduits and non-beneficial owners of Lyondell stock (with prejudice), and (c) the secured lender deficiency claims that had been assigned to the Creditor Trust. The Court, however, rejected the remaining arguments in the motions to dismiss. It is anticipated that the Creditor Trust will file an amended complaint to replead the intentional fraudulent transfer claim and other claims that were not dismissed.

The second action, Edward S. Weisfelner, as trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Fund, while not expressly named, is included in the definition of the putative class of defendants. A claim for intentional fraudulent transfer under the U.S. Bankruptcy Code is the only remaining claim in this action. On February 4, 2014, the Court stated that the decision and order issued in the Creditor Action is deemed to apply in the Litigation Action. The Litigation Trust has indicated it also intends to file an amended complaint to cure deficiencies in its intentional fraudulent transfer claim.

Both the Creditor and Litigation Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $2,179,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

In 2007, the Fund was also a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York. The cases attempt to “clawback” the proceeds paid out in connection with the LBO.

The defendants have jointly moved to dismiss all of the actions filed by the individual creditors in the Niese and Deutsche Bank cases. The Committee Action was not subject to the motion to dismiss. On September 23, 2013, the District Court dismissed the individual creditors’ actions. The individual creditors filed a notice of appeal of the Court’s decision on September 30, 2013. The appeal is currently pending before the United States Court of Appeals for the Second Circuit.

The value of the proceeds received by the Multi-Manager Mid Cap Fund in the LBO was approximately $813,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF SPT (3/14)

NORTHERN FUNDS PROSPECTUS